Exhibit 99.1

Unity Bancorp, Inc. 64 Old Highway 22

Clinton, NJ 08809
800 618-BANK

www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

July 22, 2004

News Media & Financial Analyst Contact:

Alan Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports 10.9% Increase in Second Quarter Earnings

Clinton, NJ - Unity Bancorp, Inc (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $1.3 million, or $0.22 per diluted share, for the quarter ended June 30, 2004, a 10.9% increase compared to $1.2 million, or $0.21 per diluted share, for the quarter ended June 30, 2003.  Return on average assets and average common equity for the second quarter of 2004 were 1.13% and 17.24%, respectively, as compared to 1.11% and 17.14%, respectively, for the second quarter of 2003. All share amounts have been restated to include the effect of the 5% stock dividend paid on June 30, 2004.

For the six months ended June 30, 2004, net income was $2.5 million, or $0.42 per diluted share, a 7.4% increase from the $2.4 million, or $0.40 per diluted share for the same period a year ago. Return on average assets and average common equity for the six months period ended June 30, 2004, were 1.08% and 16.19%, respectively, as compared to 1.10% and 17.19%, respectively, for the prior year period.

“We are pleased with the earnings for the second quarter and are working towards further improvements in 2004 earnings,” said Unity President, James A. Hughes. “We are hopeful to meet our objectives for the year and are looking forward to growing the value of the Unity franchise.”

Net interest income was $4.5 million for the second quarter of 2004, compared to $4.5 million in the comparable quarter a year ago. Net interest margin was 3.94% for the second quarter of 2004, compared to 4.39% for the second quarter of 2003.  The Company’s net interest margin declined from the same quarter in 2003 primarily due to higher yielding assets re-pricing in a lower rate environment and the Company holding higher levels of lower yielding Federal funds sold.

Total non-interest income for the second quarter of 2004 was $1.9 million, down from $2.0 million in the same period a year ago.  Gains on sales of Small Business Administration (“SBA”) loans amounted to $669 thousand for the second quarter of 2004, compared to $687 thousand for the quarter ended June 30, 2003.  The decline in gain on sales of SBA loans is primarily due to the cap that was placed on the SBA 7a program in January through April of 2004. Service charges on deposits for the second quarter of 2004 decreased $40 thousand, compared to the second quarter of 2003 as a result of lower overdraft fees and the Company choosing to mitigate overdraft risk with certain customers. Service and loan fees for the second quarter of 2004 increased $26 thousand from the prior year’s comparable quarter, as a result of increased levels of loan prepayment penalties.

A primary source of revenue for the Company is gains on the sale of SBA 7a loans.  As a result of funding limitations experienced by the SBA, it imposed a $750 thousand loan cap for the first quarter of 2004, as compared to $2.0 million in 2003.  Although the cap was lifted in April 2004, the impact of the cap reduced the amount of the Company’s loan originations and resulting gains on SBA loans in the first and second quarters of 2004.

Total non-interest expenses for the second quarter of 2004 were $4.0 million, a decrease of 4.3% from the prior year’s comparable quarter. Such decrease from the prior year’s comparable quarter was primarily due to the decrease in processing and communications costs related to the ordering and shipment of coin and currency, reduced professional services fees, and reduced advertising costs and other expenses, partially offset by increased compensation and benefit costs primarily attributed to increased head count, merit increases and rising health care costs.

Total assets at June 30, 2004 were $491.2 million, a 9.4% increase from a year ago.  The increase in assets from the prior year is primarily due to growth in the Company’s loan and securities portfolios and federal funds sold.

Total loans at June 30, 2004 were $337.6 million, a 3.8% increase from June 30, 2003.  The growth in the loan portfolio occurred primarily in commercial, residential and consumer loans, which totaled $190.5 million, $50.3 million and $38.4 million at June 30, 2004, an increase of 4.6%, 6.5% and 18.4%, respectively, from a year ago.  SBA loans held-for-investment were $51.0 million at June 30, 2004, down 0.6% from a year ago due to prepayments and lower originations as a result of the cap on SBA 7a loans during the first quarter of 2004.

“Our loan production for the second quarter was moderate; however our loan portfolio was impacted by an unusually large number of payoffs,” said Mr. Hughes. “Our loan commitments outstanding continue to increase and we remain optimistic, that by keeping to our business plan, we will continue to grow the loan portfolio in the third and fourth quarters of 2004.”

Total deposits at June 30, 2004 were $429.4 million, an 8.1% increase from June 30, 2003.  This increase was primarily the result of growth in non-interest bearing demand deposits, savings accounts and  “Opportunity Checking,” Unity’s premier interest-bearing checking product. Non-interest bearing accounts totaled $93.2 million at June 30, 2004, up 2.9% from a year ago. Savings accounts totaled $44.5 million at June 30, 2004, an increase of 22.1% from a year ago. Interest bearing checking accounts amounted to $199.1 million at June 30, 2004, an increase of 8.7% from a year ago. Time deposits amounted to $92.6 million at June 30, 2004, an increase of 6.4% from a year ago.

At June 30, 2004, the allowance for loan losses was 1.66% of total loans, compared to 1.43% at June 30, 2003.  Non-performing assets at June 30, 2004 were $4.8 million, compared to $3.5 million at June 30, 2003.  Included in non-performing assets are approximately $900 thousand of loans that are guaranteed by the Small Business Administration. There were $394 thousand in loans greater than 90 days and still accruing interest as of June 30, 2004, compared $759 thousand at June 30, 2003. The provision for loan losses for the second quarter of 2004 was $250 thousand, compared to $400 thousand for the quarter ended June 30, 2003.  Net loan charge-offs for the quarter ended June 30, 2004 were $117 thousand, compared to $133 thousand for the quarter ended June 30, 2003.

Total shareholders’ equity was $31.8 million at June 30, 2004, an 8.8% increase from the prior year.  The increase in shareholders’ equity over the prior year was due to retained profits primarily offset by the payment of cash dividends and the decrease in other comprehensive income.

As of June 30, 2004, the Company’s Tier I leverage ratio was 9.27%, Tier I risk-based capital ratio was 11.96%, and total risk-based capital ratio was 13.21%. All regulatory capital ratios exceed the well-capitalized federal capital adequacy requirements as of June 30, 2004.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with $491 million in assets and $429 million in deposits.  Unity Bank provides financial services to retail, corporate & small business customers through its 13 retail service centers located in Hunterdon, Middlesex, Somerset and Union counties in New Jersey. For additional information about Unity visit our website at www.unitybank.com or call 800 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, and results of regulatory exams, among other factors.

Unity Bancorp, Inc.

Consolidated Financial Highlights

(Dollars in thousands, except per share data)

BALANCE SHEET DATA:	6/30/2004	3/31/2004	6/30/2003
Assets	491,229	473,261	449,049
Deposits	429,368	409,330	397,098
Loans	337,557	331,507	325,221
Securities	110,532	87,551	79,784
Shareholders’ equity	31,822	32,470	29,238
Allowance for loan losses	5,599	5,466	4,649

FINANCIAL DATA - QUARTER TO DATE:
Net income before taxes	2,120	1,846	1,918
Federal and state income tax provision	773	652	703
Net income	1,347	1,194	1,215

Per share-basic	0.23	0.21	0.22
Per share-diluted	0.22	0.20	0.21
Return on average assets	1.13	1.04	1.11
Return on average common equity	17.24	15.32	17.14
Efficiency ratio	63.08	68.31	64.81

FINANCIAL DATA - YEAR TO DATE:
Net income before taxes	3,966	—	3,771
Federal and state income tax provision	1,425	—	1,404
Net income	2,541	—	2,367

Per share-basic	0.44	—	0.42
Per share-diluted	0.42	—	0.40
Return on average assets	1.08	—	1.10
Return on average common equity	16.19	—	17.19
Efficiency ratio	65.71	—	64.72

SHARE INFORMATION:
Closing price per share	13.40	12.81	9.71
Book value per share	5.53	5.65	5.16
Average diluted shares outstanding (QTD)	6,115	6,035	5,891

CAPITAL RATIOS:
Total equity to total assets	6.48	6.86	6.51
Tier I capital to average assets (leverage)	9.27	9.03	8.61
Tier I capital to risk-adjusted assets	11.91	11.54	10.88
Total risk-based capital	13.16	12.79	12.13

CREDIT QUALITY AND RATIOS:
Nonperforming assets	4,779	5,061	3,547
Net charge offs (recoveries) to average loans (QTD)	0.14	0.16	0.17
Allowance for loan losses to total loans	1.66	1.65	1.43
Nonperforming assets to total loans and OREO	1.42	1.53	1.09

Unity Bancorp, Inc.

Consolidated Balance Sheets

(In thousands)

	6/30/2004	3/31/2004	6/30/2003
ASSETS
Cash and due from banks	11,161	9,950	14,907
Federal funds sold and interest bearing deposits	21,655	35,306	19,000
Securities:
Available for sale	87,558	75,159	58,731
Held to maturity	22,974	12,392	21,053
Total securities	110,532	87,551	79,784
Loans:
SBA - Held for sale	7,353	7,637	12,176
SBA - Held to Maturity	50,995	48,740	51,319
Commercial	190,542	188,707	182,113
Residential mortgage	50,276	48,862	47,198
Consumer	38,391	37,561	32,415
Total loans	337,557	331,507	325,221
Less: Allowance for loan losses	5,599	5,466	4,649
Net loans	331,958	326,041	320,572
Premises and equipment, net	6,888	6,764	8,475
Accrued interest receivable	2,420	2,340	2,397
Loan servicing asset	1,548	1,320	561
Other assets	5,067	3,989	3,353
Total Assets	491,229	473,261	449,049

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand deposits	93,206	86,781	90,593
Interest-bearing deposits:
Interest bearing checking	199,075	190,247	183,068
Savings	44,525	37,748	36,452
Time, under $100,000	67,279	64,813	66,389
Time, $100,000 and over	25,283	29,741	20,596
Total deposits	429,368	409,330	397,098
Borrowed funds and subordinated debentures	29,279	29,279	21,996
Accrued interest payable	172	178	200
Accrued expenses and other liabilities	588	2,004	517
Total liabilities	459,407	440,791	419,811
Commitments and Contingencies	—	—	—

Shareholders’ equity:
Common stock, no par value, 12,500 shares authorized	33,659	32,237	31,827
Retained earnings (deficit)	—	229	(2,639)
Accumulated other comprehensive (loss) gain, net of tax	(1,837)	4	50
Total shareholders’ equity	31,822	32,470	29,238
Total Liabilities and Shareholders’ Equity	491,229	473,261	449,049

COMMON SHARES AT PERIOD END:
Issued	5,754	5,747	5,663
Outstanding	5,754	5,747	5,663
Treasury	—	—	—

Unity Bancorp, Inc.

Consolidated Statements of Income

(In thousands, except per share data)

FOR THE THREE MONTHS ENDED:	6/30/2004	3/31/2004	6/30/2003
INTEREST INCOME
Fed funds sold and interest on deposits	87	32	41
Securities:
Available for sale	833	757	559
Held to maturity	156	177	282
Total securities	989	934	841
Loans:
SBA	947	1,019	1,019
Commercial	3,080	3,096	3,263
Residential mortgage	643	703	763
Consumer	442	442	363
Total loan interest income	5,112	5,260	5,408
Total interest income	6,188	6,226	6,290
INTEREST EXPENSE
Interest bearing demand deposits	684	630	683
Savings deposits	118	107	102
Time deposits	590	618	667
Borrowed funds and subordinated debentures	302	253	307
Total interest expense	1,694	1,608	1,759
Net interest income	4,494	4,618	4,531
Provision for loan losses	250	250	400
Net interest income after provision for loan losses	4,244	4,368	4,131
NONINTEREST INCOME
Service charges on deposit accounts	483	406	523
Service and loan fee income	510	471	484
Gain on SBA loan sales	669	738	687
Net securities gains	18	53	45
Other income	215	213	249
Total noninterest income	1,895	1,881	1,988
NONINTEREST EXPENSES
Compensation and benefits	2,060	2,239	1,952
Processing and communications	475	474	548
Occupancy, net	511	529	460
Furniture and equipment	258	263	278
Professional services	161	231	195
Loan servicing costs	156	180	166
Advertising	111	144	144
Deposit insurance	16	15	15
Other	271	328	443
Total noninterest expenses	4,019	4,403	4,201
Income before taxes	2,120	1,846	1,918
Federal and state income tax provision	773	652	703
Net Income	1,347	1,194	1,215

Net Income Per Common Share-Basic	0.23	0.21	0.22
Net Income Per Common Share-Diluted	0.22	0.20	0.21

AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,752	5,735	5,663
Diluted	6,115	6,035	5,891

Unity Bancorp, Inc.

Consolidated Statements of Income

(Dollars in thousands, except per share data)

YEAR TO DATE	6/30/2004	6/30/2003
INTEREST INCOME
Fed funds sold and interest on deposits	119	57
Securities:
Available for sale	1,590	1,104
Held to maturity	333	589
Total securities	1,923	1,693
Loans:
SBA	1,966	2,061
Commercial	6,176	6,282
Residential mortgage	1,346	1,640
Consumer	884	747
Total loan interest income	10,372	10,730
Total interest income	12,414	12,480
INTEREST EXPENSE
Interest bearing demand deposits	1,314	1,471
Savings deposits	225	208
Time deposits	1,208	1,411
Borrowed funds and subordinated debentures	555	608
Total interest expense	3,302	3,698
Net interest income	9,112	8,782
Provision for loan losses	500	850
Net interest income after provision for loan losses	8,612	7,932
NONINTEREST INCOME
Service charges on deposit accounts	889	1,093
Service and loan fee income	981	905
Gain on SBA loan sales	1,407	1,506
Net securities gains	71	128
Other income	428	463
Total noninterest income	3,776	4,095
NONINTEREST EXPENSES
Compensation and benefits	4,299	3,862
Processing and communications	949	1,122
Occupancy, net	1,040	938
Furniture and equipment	521	519
Professional services	392	447
Loan servicing costs	336	286
Advertising	255	275
Deposit insurance	31	31
Other	599	776
Total noninterest expenses	8,422	8,256
Income before taxes	3,966	3,771
Federal and state income taxes	1,425	1,404
Net Income	2,541	2,367

Net Income Per Common Share-Basic	0.44	0.42
Net Income Per Common Share-Diluted	0.42	0.40

Average common shares outstanding:
Basic	5,744	5,663
Diluted	6,109	5,922

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Three Months Ended			Three Months Ended
	6/30/2004			3/31/2004
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and Interest-bearing deposits with banks	27,978	87	1.25	12,287	32	1.05
Securities:
Available for sale	84,798	848	4.00	77,256	787	4.07
Held to maturity	10,397	156	6.00	12,751	177	5.55
Total securities	95,195	1,004	4.22	90,007	964	4.28
Loans, net of unearned discount:
SBA	59,491	947	6.37	62,115	1,019	6.56
Commercial	189,676	3,080	6.53	186,562	3,096	6.67
Residential mortgage	47,478	643	5.42	49,787	703	5.65
Consumer	37,730	442	4.71	36,568	442	4.86
Total loans	334,375	5,112	6.14	335,032	5,260	6.30
Total interest-earning assets	457,548	6,203	5.44	437,326	6,256	5.74
Noninterest-earning assets:
Cash and due from banks	12,143			14,125
Allowance for loan losses	(5,598)			(5,510)
Other assets	14,085			14,163
Total noninterest-earning assets	20,630			22,778
Total Assets	478,178			460,104

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	195,432	684	1.41	188,999	630	1.34
Savings deposits	41,364	118	1.15	38,489	107	1.12
Time deposits	93,669	590	2.53	96,213	618	2.58
Total interest-bearing deposits	330,465	1,392	1.69	323,701	1,355	1.68
Borrowed funds and subordinated debentures	29,279	302	4.15	23,112	253	4.40
Total interest-bearing liabilities	359,744	1,694	1.89	346,813	1,608	1.86
Noninterest-bearing liabilities:
Demand deposits	85,559			79,834
Other liabilities	1,446			2,118
Total noninterest- bearing liabilities	87,005			81,952
Shareholders’ equity	31,429			31,339
Total Liabilities and Shareholders’ Equity	478,178			460,104
Net interest spread		4,509	3.55		4,648	3.88
Tax-equivalent basis adjustment		(15)			(30)
Net interest income		4,494			4,618

Net interest margin			3.94			4.25

Unity Bancorp, Inc.

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Three Months Ended			Three Months Ended
	6/30/2004			6/30/2003
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and Interest-bearing deposits with banks	27,978	87	1.25	11,058	41	1.49
Securities:
Available for sale	84,798	848	4.00	56,557	567	4.01
Held to maturity	10,397	156	6.00	22,865	282	4.93
Total securities	95,195	1,004	4.22	79,422	849	4.28
Loans, net of unearned discount:
SBA	59,491	947	6.37	65,950	1,019	6.18
Commercial	189,676	3,080	6.53	176,984	3,263	7.39
Residential mortgage	47,478	643	5.42	50,050	763	6.10
Consumer	37,730	442	4.71	30,198	363	4.82
Total loans	334,375	5,112	6.14	323,182	5,408	6.70
Total interest-earning assets	457,548	6,203	5.44	413,662	6,298	6.10
Noninterest-earning assets:
Cash and due from banks	12,143			14,964
Allowance for loan losses	(5,598)			(4,591)
Other assets	14,085			14,216
Total noninterest- earning assets	20,630			24,589
Total Assets	478,178			438,251

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	195,432	684	1.41	184,592	683	1.48
Savings deposits	41,364	118	1.15	36,001	102	1.14
Time deposits	93,669	590	2.53	89,898	667	2.98
Total interest-bearing deposits	330,465	1,392	1.69	310,491	1,452	1.88
Borrowed funds and subordinated debentures	29,279	302	4.15	21,902	307	5.62
Total interest-bearing liabilities	359,744	1,694	1.89	332,393	1,759	2.12
Noninterest-bearing liabilities:
Demand deposits	85,559			76,168
Other liabilities	1,446			1,265
Total noninterest- bearing liabilities	87,005			77,433
Shareholders’ equity	31,429			28,425
Total Liabilities and Shareholders’ Equity	478,178			438,251
Net interest spread		4,509	3.55		4,539	3.98
Tax-equivalent basis adjustment		(15)			(8)
Net interest income		4,494			4,531

Net interest margin			3.94			4.39

Unity Bancorp, Inc.

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Year to Date			Year to Date
	6/30/2004			6/30/2003
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold Interest-bearing deposits with banks	22,291	119	1.07	8,692	57	1.32
Securities:
Available for sale	81,700	1,635	4.00	55,141	1,112	4.03
Held to maturity	12,343	333	5.40	24,331	589	4.84
Total securities	94,043	1,968	4.19	79,472	1,701	4.28
Loans, net of unearned discount:
SBA	60,822	1,966	6.46	67,290	2,061	6.13
Commercial	186,225	6,176	6.67	172,286	6,282	7.35
Residential mortgage	49,132	1,346	5.48	52,771	1,640	6.22
Consumer	36,943	884	4.81	29,370	747	5.13
Total loans	333,122	10,372	6.25	321,717	10,730	6.71
Total interest-earning assets	449,456	12,459	5.56	409,881	12,488	6.12
Noninterest-earning assets:
Cash and due from banks	14,216			14,995
Allowance for loan losses	(5,580)			(4,465)
Other assets	14,561			13,636
Total noninterest-earning assets	23,197			24,166
Total Assets	472,653			434,047

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	193,838	1,314	1.36	181,637	1,471	1.63
Savings deposits	40,630	225	1.11	35,367	208	1.19
Time deposits	95,576	1,208	2.54	91,729	1,411	3.10
Total interest-bearing deposits	330,044	2,747	1.67	308,733	3,090	2.02
Borrowed funds and subordinated debentures	26,195	555	4.26	21,905	608	5.60
Total interest-bearing liabilities	356,239	3,302	1.86	330,638	3,698	2.26
Noninterest-bearing liabilities:
Demand deposits	83,251			74,539
Other liabilities	1,608			1,096
Total noninterest-bearing liabilities	84,859			75,635
Shareholders’ equity	31,555			27,774
Total Liabilities and Shareholders’ Equity	472,653			434,047
Net interest spread		9,157	3.70		8,790	3.86
Tax-equivalent basis adjustment		(45)			(8)
Net interest income		9,112			8,782

Net interest margin			4.07			4.29

Unity Bancorp, Inc.

Allowance for Loan Losses and Loan Quality Schedules

(Dollars in thousands)

	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003

ALLOWANCE FOR LOAN LOSSES:
Balance, beginning	5,466	5,352	4,960	4,649	4,382
Provision charged to expense	250	250	375	375	400
	5,716	5,602	5,335	5,024	4,782
Less: Charge offs
SBA	132	98	185	112	129
Commercial	50	181	65	55	30
Residential mortgage	—	—	—	—	—
Consumer	4	3	12	42	8
Total Charge Offs	186	282	262	209	167
Add: Recoveries
SBA	24	17	6	40	28
Commercial	41	125	268	101	—
Residential mortgage	—	—	—	—	—
Consumer	4	4	5	4	6
Total Recoveries	69	146	279	145	34
Net Charge Offs	117	136	(17)	64	133
Balance, ending	5,599	5,466	5,352	4,960	4,649

LOAN QUALITY INFORMATION:
Nonperforming loans	4,641	4,723	5,395	3,854	3,310
Other real estate owned, net	138	338	327	396	237
Nonperforming assets	4,779	5,061	5,722	4,250	3,547

Loans 90 days past due and still accruing	394	—	1,876	165	759

Allowance for loan losses to:
Total loans at period end	1.66	1.65	1.58	1.54	1.43
Nonperforming loans	120.64	115.73	99.20	128.70	140.45
Nonperforming assets	117.16	108.00	93.53	116.71	131.07
Net charge offs to average loans (QTD)	0.14	0.16	(0.02)	0.08	0.17
Net charge offs to average loans (YTD)	0.07	0.16	0.11	0.15	0.18
Nonperforming loans to total loans	1.37	1.42	1.59	1.20	1.02
Nonperforming assets to total loans and OREO	1.42	1.53	1.68	1.32	1.09

Unity Bancorp, Inc.

Quarterly Financial Data

	06/30/04	03/31/04	12/31/03	09/30/03	06/30/03
SUMMARY OF INCOME (in thousands):
Interest income	6,188	6,226	6,276	6,139	6,290
Interest expense	1,694	1,608	1,657	1,673	1,759
Net interest income	4,494	4,618	4,619	4,466	4,531
Provision for loan losses	250	250	375	375	400
Net interest income after provision	4,244	4,368	4,244	4,091	4,131
Noninterest income	1,895	1,881	2,123	2,125	1,988
Noninterest expense	4,019	4,403	4,906	4,167	4,201
Income before income taxes	2,120	1,846	1,461	2,049	1,918
Federal and state income tax provision	773	652	547	747	703
Net Income	1,347	1,194	914	1,302	1,215
Net Income per Common Share:
Basic	0.23	0.21	0.16	0.23	0.22
Diluted	0.22	0.20	0.15	0.22	0.21
COMMON SHARE DATA:
Cash dividends declared	0.04	0.04	0.03	—	—
Book value at quarter end	5.53	5.65	5.41	5.22	5.16
Market value at quarter end	13.40	12.81	10.89	10.67	9.71
Average common shares outstanding: (000’s)
Basic	5,752	5,735	5,668	5,668	5,663
Diluted	6,115	6,035	5,944	5,944	5,891
Common shares outstanding at period end (000’s)	5,754	5,747	5,686	5,669	5,663
OPERATING RATIOS:
Return on average assets	1.13	1.04	0.81	1.14	1.11
Return on average common equity	17.24	15.32	12.30	17.70	17.14
Efficiency ratio	63.08	68.31	73.66	62.98	64.81
BALANCE SHEET DATA (in thousands):
Assets	491,229	473,261	467,419	450,788	449,049
Deposits	429,368	409,330	414,982	399,451	397,098
Loans	337,557	331,507	339,755	321,629	325,221
Shareholders’ equity	31,822	32,470	30,762	29,564	29,238
Allowance for loan losses	5,599	5,466	5,352	4,960	4,649
TAX-EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.44	5.74	5.87	5.71	6.10
Interest-bearing liabilities	1.89	1.86	1.96	1.96	2.12
Net interest spread	3.55	3.88	3.91	3.75	3.98
Net interest margin	3.94	4.25	4.35	4.18	4.39
CREDIT QUALITY:
Nonperforming assets (in thousands)	4,779	5,061	5,722	4,250	3,547
Allowance for loan losses to period-end loans	1.66	1.65	1.58	1.54	1.43
Net charge offs (recoveries) to average loans	0.14	0.16	(0.02)	0.08	0.17
Nonperforming assets to loans and OREO	1.42	1.53	1.68	1.32	1.09
CAPITAL AND OTHER:
Total equity to assets	6.48	6.86	6.58	6.56	6.51
Tier I capital to average assets (leverage)	9.27	9.03	9.02	8.65	8.61
Tier I capital to risk- adjusted assets	11.91	11.54	11.28	11.43	10.88
Total capital to risk- adjusted assets	13.16	12.79	12.53	12.68	12.13
Number of banking offices	13	13	13	12	12
Number of ATMs	15	14	14	13	13
Number of employees	158	166	173	168	171